UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 200549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2005

New Horizons Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA	92806
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 940-8000

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2003, New Horizons Worldwide, Inc. (the “Company”) entered into a credit facility (as amended, the “Credit Agreement”) with the lenders party thereto (the “Lenders”) and Wells Fargo, National Association (“Wells Fargo”), as administrative agent for the Lenders. The Credit Agreement was amended by a First Amendment dated December 16, 2003 and a Second Amendment dated February 7, 2005, which amended certain financial covenants in the Credit Agreement, terminated the revolving portion of the credit facility and extended the maturity date of the term portion of the credit facility to August 15, 2005.

On July 26, 2005, the Company entered into the Third Amendment to the Credit Agreement, effective July 25, 2005, with Wells Fargo, as administrative agent and sole Lender (the “Third Amendment”). The Third Amendment required the Company to make a principal payment of $1,621,021 before the date of execution, and requires the Company to make monthly amortization payments on the term loan in the amount of $180,000. Additionally, the Third Amendment modifies the minimum quarterly adjusted EBITDA covenant, as well as the requirement that the Company maintain a certain amount of cash in a Wells Fargo account. The Company is permitted under the terms of the Third Amendment to dispose of certain assets free and clear of any liens and encumbrances of Wells Fargo, and the Third Amendment extends the maturity date of the term portion of the credit facility to June 15, 2006. The Third Amendment also waives (a) the existing default relating to the timely delivery by the Company of certain financial statements to Wells Fargo and (b) the requirement that the report of the independent public accountants for the financial statements for the year ended December 31, 2004 be unqualified. Finally, the Third Amendment requires the Company to deliver to Wells Fargo (x) its financial statements for the fiscal year ended December 31, 2004 no later than August 15, 2005, (y) its financial statements for the quarter ended March 31, 2005 no later than September 15, 2005 and (z) its financial statements for the quarter ended on June 30, 2005 no later than November 15, 2005. The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

The Company has been advised by its independent registered public accounting firm that there is a possibility that the report on the Company’s financial statements for the year ended December 31, 2004 will contain a going-concern qualification. As described above in Item 1.01 of this Current Report on Form 8-K, the issuance of such qualified opinion will not be an event of default under the Credit Amendment under the terms of the Third Amendment.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
4.1	Third Amendment to Credit Agreement, dated July 25, 2005, by and between New Horizons Worldwide, Inc. and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date August 1, 2005	By	/s/ Jeffrey S. Cartwright

Jeffrey S. Cartwright
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Third Amendment to Credit Agreement, dated July 25, 2005, by and between New Horizons Worldwide, Inc. and Wells Fargo Bank, N.A.

E-1